UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08797 and 811-09049

Name of Fund: BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master Small Cap
Growth Portfolio of BlackRock Master LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2011

Date of reporting period: 05/31/2011

Item 1 – Report to Stockholders

May 31, 2011

Annual Report

BlackRock Small Cap Growth Fund II | of BlackRock Series, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Dear Shareholder

Investor sentiment has come full circle since this time last year. The same concerns that drove investors to safer assets in the second quarter of
2010 — the debt crisis in Europe, an overheating economy in China, and slowing economic growth in the US — have resurfaced to spark a repeat of the flight-to-quality in the second quarter of 2011. Between these periods, pivotal events across the globe coaxed investors out of their safe havens, whetted their appetite for risk and propelled a strong rally in riskier assets before pulling the plug on investor confidence, sending investors back to shed risk from their portfolios.

Twelve months ago, fears of a double-dip recession fueled investor demand for the relative safety of US Treasury bonds while riskier assets plummeted. For their part, equities endured a double-digit percentage correction on the back of the Greek credit crisis and a stalling in US jobs growth. However, financial markets changed direction in the third quarter as the global economy finally gained traction. Investor fear turned to optimism with the anticipation of a second round of quantitative easing (“QE2”) from the US Federal Reserve Board (the “Fed”) and the general belief that improving economic data was indicative of a transition from recovery to expansion. Despite the ongoing sovereign debt crisis in Europe and high infla-
tion in developing markets, equity markets recovered their second-quarter losses and rallied strongly through year end. Fixed income markets, however, saw yields move sharply upward, pushing prices down, especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles raised concerns, leading to heavy outflows.

The new year brought a series of negative surprises. Political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply lines and the ratings outlook for US debt turned negative. Equity markets reacted to each of these events with a short-term sell-off and solid rebound as investors chose to focus on strong corporate earnings and positive economic indicators. Global credit markets were surprisingly resilient in the face of these events and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and staged a steady rebound from its fourth-quarter lows. Equities, commodities and high yield bonds continued to outperform higher-quality assets as the Fed’s early 2011 commitment to complete QE2 and keep interest rates low compelled investors to continue adding risk to their portfolios.

However, markets switched direction again in May. The debt crisis in peripheral European countries moved to the forefront of financial news. US economic growth slowed as the impact of higher oil prices caught up with consumer spending. May employment figures fell short of expectations and the housing sector continued to struggle. Investors once again shunned risk assets and Treasuries rallied. Stocks ended the period with a down-
turn, but overall performance of global equity markets was remarkably strong for the 12-month period. Fixed income markets moved higher on the softer economic data near period end and posted gains for the 12 months. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Investor Sentiment Has Come Full Circle: Total Returns as of May 31, 2011	6-month	12-month
US large cap equities (S&P 500® Index)	15.03%	25.95%
US small cap equities (Russell 2000® Index)	17.34	29.75
International equities (MSCI Europe, Australasia, Far East Index)	14.92	30.69
Emerging market equities (MSCI Emerging Markets Index)	9.76	28.84
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.10	0.16
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(0.30)	5.82
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	1.91	5.84
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	2.04	3.18
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.93	18.10
Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

For additional market perspective and investment insight, www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of May 31, 2011 BlackRock Small Cap Growth Fund II

Investment Objective

BlackRock Small Cap Growth Fund II's (the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

Portfolio Management Commentary

How did the Fund perform?
• The Fund, through its investment in BlackRock Master Small Cap Growth
Portfolio (the “Portfolio”), posted a positive double-digit return, but underperformed the benchmark Russell 2000® Growth Index for the
12-month period ended May 31, 2011.

What factors influenced performance?
• The Portfolio’s underweight position in the information technology (IT)
sector and weaker stock selection within the sector held back relative returns for the period. In particular, the Portfolio’s underweight exposure to communications equipment was the most significant example, as the industry finished up more than 62% on the strength of the cloud com-
puting movement. In addition to the Portfolio’s lack of exposure to this industry, weaker stock selection also hampered returns. Optical equip-
ment provider Finisar Corp. sunk close to 40% after announcing an inventory correction with one of its customers, causing investors to ques-
tion whether the optical equipment cycle had concluded. Also within IT, casino equipment provider Global Cash Access, Inc. dropped almost
60% after losing a large revenue-producing contract. Elsewhere, second-
ary education provider Grand Canyon Education, Inc. dipped more than
48% as regulatory reform and slowing enrollment rates continued to negatively affect the education services space.

• On the positive side, stock selection and an overweight position in the energy sector significantly boosted the Fund’s returns for the 12 months.
The Portfolio’s energy holdings returned more than 90% for the period, comparing favorably with the Russell 2000® Growth Index’s holdings in energy, which were up by more than 70%. Most notably, coal producer
Massey Energy Co. finished up more than 80% after announcing the company’s agreement to be acquired by Alpha Natural Resources, Inc.
Elsewhere, stock selection in the health care sector also contributed to overall returns. Therapeutics company Jazz Pharmaceuticals, Inc. jumped more than 180% during the period on increased volumes and higher prices for the company’s narcolepsy drug. In biotechnology, holding
Cubist Pharmaceuticals, Inc. rose close to 80% after the company announced a settlement with a generics company regarding the company’s bacterial antibiotic drug.

Describe recent portfolio activity.
• During the 12-month period, we increased the Portfolio’s overall weighting in the health care sector. Opportunities in health care were numerous as the space lagged the overall market for the majority of two years. New additions within health care included Jazz Pharmaceuticals,
Inc., HealthSpring, Inc. and NxStage Medical, Inc., among others. We reduced the Portfolio’s underweight position in the consumer discre-
tionary sector by adding positions in Deckers Outdoor Corp. and
Tenneco, Inc., among others.

Describe portfolio positioning at period end.
• At period end, the Portfolio’s most significant overweight relative to the
Russell 2000® Growth Index was in the health care sector and its most significant underweight was in IT.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Total Return Based on a $10,000 Investment

1 Assuming maximum sales charges, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.
2 The Fund invests all of its assets in the Portfolio. The Portfolio invests primarily in a diversified portfolio of equity securities of small cap companies located in the United States that Fund management believes have above-average prospects for earnings growth.
3 This index contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-
earnings ratios.

Performance Summary for the Period Ended May 31, 2011

				Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	21.76%	34.62%	N/A	5.02%	N/A	6.58%	N/A
Investor A	21.57	34.22	27.17%	4.74	3.61%	6.31	5.74%
Investor B	20.90	32.66	28.16	3.58	3.26	5.55	5.55
Investor C	21.02	32.95	31.95	3.73	3.73	5.38	5.38
Class R	21.35	33.73	N/A	4.31	N/A	6.07	N/A
Russell 2000® Growth Index	19.39	36.79	N/A	6.26	N/A	5.14	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	5

About Fund Performance

• Institutional Shares are not subject to any sales charge. Institutional
Shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B
Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•I nvestor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25%
per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to February 4,
2003, Class R Share performance results are those of Institutional
Shares (which have no distribution or service fees) restated to reflect
Class R Share fees.

Performance information reflects past performance and does not guaran-
tee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvest-
ment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and trans-
fer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and
(b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on December 1, 2010 and held through May 31, 2011)
is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this
Fund and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help share-
holders determine the relative total expenses of owning different funds.
If these transactional expenses were included, shareholder expenses would have been higher.

		Actual			Hypothetical[2]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	December 1, 2010	May 31, 2011	During the Period[1]	December 1, 2010	May 31, 2011	During the Period[1]	Expense Ratio
Institutional	$1,000.00	$1,217.60	$ 6.63	$1,000.00	$1,018.90	$ 6.04	1.20%
Investor A	$1,000.00	$1,215.70	$ 8.23	$1,000.00	$1,017.50	$ 7.49	1.49%
Investor B	$1,000.00	$1,209.00	$14.32	$1,000.00	$1,012.00	$13.04	2.60%
Investor C	$1,000.00	$1,210.20	$13.17	$1,000.00	$1,013.00	$11.99	2.39%
Class R	$1,000.00	$1,213.50	$10.21	$1,000.00	$1,015.70	$ 9.30	1.85%

1 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365
(to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the Fund and the master portfolio in which it invests.
2 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6 BLACKROCK SMALL CAP GROWTH FUND II MAY 31, 2011

Statement of Assets and Liabilities	BlackRock Small Cap Growth Fund II
May 31, 2011
Assets
Investments at value — BlackRock Master Small Cap Growth Portfolio (the “Portfolio”) (cost — $410,756,142)	$ 504,291,540
Capital shares sold receivable	908,566
Prepaid expenses	26,224
Total assets	505,226,330
Liabilities
Capital shares redeemed payable	860,154
Service and distribution fees payable	129,123
Transfer agent fees payable	246,916
Administration fees payable	84,757
Contributions payable to the Portfolio	48,412
Other affiliates payable	2,512
Officer’s fees payable	133
Other accrued expenses payable	25,769
Total liabilities	1,397,776
Net Assets	$ 503,828,554
Net Assets Consist of
Paid-in capital	$ 403,788,632
Accumulated net realized gain allocated from the Portfolio	6,504,524
Net unrealized appreciation/depreciation allocated from the Portfolio	93,535,398
Net Assets	$ 503,828,554
Net Asset Value
Institutional — Based on net assets of $155,169,150 and 9,903,476 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 15.67
Investor A — Based on net assets of $219,005,013 and 14,390,426 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 15.22
Investor B — Based on net assets of $8,362,764 and 607,212 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 13.77
Investor C — Based on net assets of $62,040,129 and 4,509,058 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 13.76
Class R — Based on net assets of $59,251,498 and 4,072,872 shares outstanding, 100 million shares authorized, $0.0001 par value	$ 14.55

See Notes to Financial Statements.
BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	7

Statement of Operations	BlackRock Small Cap Growth Fund II
Year Ended May 31, 2011
Investment Loss
Net investment loss allocated from the Portfolio:
Dividends — unaffiliated	$ 1,058,358
Foreign taxes withheld	(13,990)
Securities lending — affiliated	45,514
Dividends — affiliated	7,745
Expenses	(3,386,147)
Fees waived	3,017
Total investment loss	(2,285,503)
Expenses
Administration	895,219
Service — Investor A	481,087
Service and distribution — Investor B	89,672
Service and distribution — Investor C	585,274
Service and distribution — Class R	286,924
Transfer agent — Institutional	301,618
Transfer agent — Investor A	513,412
Transfer agent — Investor B	62,686
Transfer agent — Investor C	274,963
Transfer agent — Class R	223,184
Printing	82,234
Registration	68,480
Professional	65,653
Officer	199
Miscellaneous	19,525
Total expenses	3,950,130
Net investment loss	(6,235,633)
Realized and Unrealized Gain Allocated from the Portfolio
Net realized gain from investments and foreign currency transactions	71,382,222
Net change in unrealized appreciation/depreciation on investments	66,655,877
Total realized and unrealized gain	138,038,099
Net Increase in Net Assets Resulting from Operations	$ 131,802,466

See Notes to Financial Statements.
8	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Statements of Changes in Net Assets	BlackRock Small Cap Growth Fund II
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment loss	$ (6,235,633)	$ (5,919,033)
Net realized gain	71,382,222	32,884,294
Net change in unrealized appreciation/depreciation	66,655,877	58,581,376
Net increase in net assets resulting from operations	131,802,466	85,546,637
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(43,669,484)	(26,121,633)
Redemption Fees
Redemption fees	18,887	38,395
Net Assets
Total increase in net assets	88,151,869	59,463,399
Beginning of year	415,676,685	356,213,286
End of year	$ 503,828,554	$ 415,676,685
Undistributed net investment income	—	$ 34,286

See Notes to Financial Statements.
BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	9

Financial Highlights							BlackRock Small Cap Growth Fund
		Institutional						Investor A
		Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 11.64	$ 9.27	$ 14.20	$ 16.26	$ 15.74	$ 11.34	$ 9.06	$ 13.90	$ 15.96	$ 15.51
Net investment loss[1]	(0.13)	(0.11)	(0.07)	(0.09)	(0.14)	(0.16)	(0.14)	(0.09)	(0.12)	(0.18)
Net realized and unrealized gain (loss)[2]	4.16	2.48	(4.86)	0.48	1.95	4.04	2.42	(4.75)	0.46	1.92
Net increase (decrease) from
investment operations	4.03	2.37	(4.93)	0.39	1.81	3.88	2.28	(4.84)	0.34	1.74
Distributions from:
Net realized gain	—	—	—	(2.43)	(1.29)	—	—	—	(2.38)	(1.29)
Tax return of capital	—	—	—	(0.02)	—	—	—	—	(0.02)	—
Total distributions	—	—	—	(2.45)	(1.29)	—	—	—	(2.40)	(1.29)
Net asset value, end of year	$ 15.67	$ 11.64	$ 9.27	$ 14.20	$ 16.26	$ 15.22	$ 11.34	$ 9.06	$ 13.90	$ 15.96
Total Investment Return[3]
Based on net asset value	34.62%[4]	25.57%[5]	(34.72)%[4]	2.88%	12.50%	34.22%[4]	25.17%[5]	(34.82)%[4]	2.57%	12.23%
Ratios to Average Net Assets[6]
Total expenses	1.24%[7]	1.31%	1.35%	1.25%	1.28%	1.53%[7]	1.57%	1.59%	1.51%	1.54%
Net investment loss	(0.99)%	(1.03)%	(0.69)%	(0.59)%	(0.93)%	(1.28)%	(1.29)%	(0.95)%	(0.83)%	(1.18)%
Supplemental Data
Net assets, end of year (000)	$155,169	$106,530	$ 89,346	$157,805	$162,580	$219,005	$184,897	$161,557	$232,600	$194,561
Portfolio turnover of the Portfolio	127%	114%	75%	70%	115%	127%	114%	75%	70%	115%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
5 Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
6 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
7 Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.
10	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Financial Highlights (continued)							BlackRock Small Cap Growth Fund II
			Investor B					Investor C
		Year Ended May 31,					Year Ended May 31,
	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 10.38	$ 8.39	$ 13.06	$ 15.01	$ 14.78	$ 10.35	$ 8.35	$ 12.96	$ 14.99	$ 14.76
Net investment loss[1]	(0.28)	(0.25)	(0.21)	(0.26)	(0.28)	(0.26)	(0.23)	(0.18)	(0.24)	(0.28)
Net realized and unrealized gain (loss)[2]	3.67	2.24	(4.46)	0.45	1.80	3.67	2.23	(4.43)	0.43	1.80
Net increase (decrease) from investment
operations	3.39	1.99	(4.67)	0.19	1.52	3.41	2.00	(4.61)	0.19	1.52
Distributions from:
Net realized gain	—	—	—	(2.12)	(1.29)	—	—	—	(2.20)	(1.29)
Tax return of capital	—	—	—	(0.02)	—	—	—	—	(0.02)	—
Total distributions	—	—	—	(2.14)	(1.29)	—	—	—	(2.22)	(1.29)
Net asset value, end of year	$ 13.77	$ 10.38	$ 8.39	$ 13.06	$ 15.01	$ 13.76	$ 10.35	$ 8.35	$ 12.96	$ 14.99
Total Investment Return[3]
Based on net asset value	32.66%[4]	23.72%[5]	(35.76)%[4]	1.61%	11.29%	32.95%[4]	23.95%[5]	(35.57)%[4]	1.63%	11.31%
Ratios to Average Net Assets[6]
Total expenses	2.71%[7]	2.78%	2.88%	2.49%	2.35%	2.48%[7]	2.59%	2.66%	2.43%	2.36%
Net investment loss	(2.46)%	(2.50)%	(2.22)%	(1.89)%	(1.99)%	(2.24)%	(2.32)%	(2.01)%	(1.77)%	(2.01)%
Supplemental Data
Net assets, end of year (000)	$ 8,363	$ 10,713	$ 12,197	$29,045	$ 60,086	$ 62,040	$ 60,833	$ 53,668	$ 96,449	$ 99,938
Portfolio turnover of the Portfolio	127%	114%	75%	70%	115%	127%	114%	75%	70%	115%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
5 Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
6 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
7 Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.
BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	11

Financial Highlights (concluded)			BlackRock Small Cap Growth Fund II
			Class R
			Year Ended May 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 10.88	$ 8.72	$ 13.46	$ 15.54	$ 15.18
Net investment loss[1]	(0.20)	(0.17)	(0.14)	(0.17)	(0.22)
Net realized and unrealized gain (loss)[2]	3.87	2.33	(4.60)	0.44	1.87
Net increase (decrease) from investment operations	3.67	2.16	(4.74)	0.27	1.65
Distributions from:
Net realized gain	—	—	—	(2.33)	(1.29)
Total return of capital	—	—	—	(0.02)	—
Total distributions	—	—	—	(2.35)	(1.29)
Net asset value, end of year	$ 14.55	$ 10.88	$ 8.72	$ 13.46	$ 15.54
Total Investment Return[3]
Based on net asset value	33.73%[4]	24.77%[5]	(35.22)%[4]	2.12%	11.88%
Ratios to Average Net Assets[6]
Total expenses	1.90%[7]	1.96%	2.12%	1.95%	1.86%
Net investment loss	(1.65)%	(1.69)%	(1.49)%	(1.26)%	(1.50)%
Supplemental Data
Net assets, end of year (000)	$ 59,251	$ 52,704	$ 39,445	$ 37,245	$ 21,412
Portfolio turnover of the Portfolio	127%	114%	75%	70%	115%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.
4 Total return calculation includes redemption fees received by the Fund. The impact to the return is less than 0.01%.
5 Total return calculation includes redemption fees received by the Fund. The impact to the return is approximately 0.01%.
6 Includes the Fund’s share of the Portfolio’s allocated expenses and/or net investment loss.
7 Ratio includes the Fund’s share of the Portfolio’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.
12	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Notes to Financial Statements BlackRock Small Cap Growth Fund II

1. Organization and Significant Accounting Policies:

BlackRock Small Cap Growth Fund II (the “Fund”), a series of BlackRock
Series, Inc. (the “Corporation”), is registered under the Investment
Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Corporation is organ-
ized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in BlackRock Master Small Cap
Growth Portfolio (the “Portfolio”) of BlackRock Master LLC, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The percentage of the Portfolio owned by the Fund at May 31, 2011 was 100%. The finan-
cial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require man-
agement to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans.
All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A,
Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribu-
tion of such shares. Investor B Shares automatically convert to Investor
A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing share-
holders or for purchase by certain qualified employee benefit plans.
Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that
Investor B shareholders may vote on material changes to the Investor
A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transac-
tion between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Portfolio. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio’s
Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Portfolio are accounted on a trade date basis. The Fund records daily its proportion-
ate share of the Portfolio’s income, expenses and realized and unreal-
ized gains and losses. In addition, the Fund accrues its own expenses.
Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceed net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of divi-
dends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns.
No income tax returns are currently under examination. The statute of limitations on the Fund's US federal tax returns remains open for each of the four years ended May 31, 2011. The statutes of limitations on the
Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Portfolio has an arrange-
ment with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Administration Agreement and Other Transactions
with Affiliates:

As of May 31, 2011, The PNC Financial Services Group, Inc. ("PNC"),
Bank of America Corporation ("BAC") and Barclays PLC ("Barclays")

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	13

Notes to Financial Statements (continued) BlackRock Small Cap Growth Fund II were the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Fund for 1940
Act purposes, but BAC and Barclays are not.

The Corporation, on behalf of the Fund, entered into an Administration
Agreement with BlackRock Advisors, LLC (the “Administrator”), an indi-
rect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities).
For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.20% of the average daily value of the Fund's net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (”BRIL“), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service	Distribution
	Fee	Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-
dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended May 31, 2011, affiliates earned underwriting dis-
counts, direct commissions and dealer concessions on sales of the
Fund's Investor A Shares, which totaled $3,715.

For the year ended May 31, 2011, affiliates received the following con-
tingent deferred sales charges relating to transactions in Investor B and
Investor C Shares:

Investor B	$ 4,101
Investor C	$ 4,941

Furthermore, affiliates received contingent deferred sales charges of
$1,158 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global
Investment Servicing (U.S.) Inc. ("PNCGIS")), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York

Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the
Administrator. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer ident-
ification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other adminis-
trative services with respect to sub-accounts they service. For these services, these entities receive an annual fee which will vary depending on share class and/or net assets. Prior to July 1, 2010, PNCGIS was an affiliate and earned $2,410 in transfer agency fees for the period from
June 1, 2010 to June 30, 2010, which is included as a component of transfer agent — class specific in the Statement of Operations.

The Administrator maintains a call center, which is responsible for provid-
ing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instruc-
tions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended May 31, 2011, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the
Statement of Operations:

Institutional	$ 1,205
Investor A	$ 2,068
Investor B	$ 203
Investor C	$ 1,698
Class R	$ 969

Certain officers and/or directors of the Corporation are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund's Chief
Compliance Officer.

3. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of
May 31, 2011 attributable to net operating losses and foreign currency transactions were reclassified to the following:

Paid-in capital	$(6,200,896)
Undistributed net investment income	$ 6,201,347
Accumulated net realized gain allocated from the Portfolio	$ (451)

14	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Notes to Financial Statements (concluded) BlackRock Small Cap Growth Fund II

As of May 31, 2011, the tax components of undistributed net earnings were as follows:

Long-term capital gains	$ 9,485,737
Net unrealized gains*	90,554,185
Total	$100,039,922

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales.

4. Capital Share Transactions:

Transactions in shares for each class were as follows:

	Year Ended		Year Ended
	May 31, 2011		May 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,516,192	$ 44,943,221	2,233,317	$ 25,332,626
Shares redeemed	(2,762,315)	(36,007,226)	(2,717,508)	(30,190,722)
Net increase (decrease)	753,877	$ 8,935,995	(484,191)	$ (4,858,096)
Investor A
Shares sold and automatic conversion of shares	2,983,255	$ 38,732,467	3,283,380	$ 35,812,787
Shares redeemed	(4,894,898)	(60,567,716)	(4,818,831)	(50,693,830)
Net decrease	(1,911,643)	$ (21,835,249)	(1,535,451)	$ (14,881,043)
Investor B
Shares sold	179,990	$ 2,102,389	432,131	$ 4,262,889
Shares redeemed and automatic conversion of shares	(604,363)	(6,818,909)	(853,783)	(8,495,595)
Net decrease	(424,373)	$ (4,716,520)	(421,652)	$ (4,232,706)
Investor C
Shares sold	682,696	$ 7,867,480	1,411,223	$ 13,879,606
Shares redeemed	(2,049,738)	(23,358,354)	(1,960,634)	(19,573,116)
Net decrease	(1,367,042)	$ (15,490,874)	(549,411)	$ (5,693,510)
Class R
Shares sold	1,874,033	$ 22,927,335	2,208,599	$ 23,274,145
Shares redeemed	(2,644,424)	(33,490,171)	(1,886,553)	(19,730,423)
Net increase (decrease)	(770,391)	$ (10,562,836)	322,046	$ 3,543,722

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital. Effective April 1,
2011, the redemption fee was terminated and is no longer charged by the Fund.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has deter-
mined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	15

Report of Independent Registered Public Accounting Firm BlackRock Small Cap Growth Fund II

To the Shareholders of BlackRock Small Cap Growth Fund
II and Board of Directors of BlackRock Series, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Small Cap Growth Fund II (the “Fund”), a series of
BlackRock Series, Inc., as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the finan-
cial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over finan-
cial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. as of
May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 27, 2011

16	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Portfolio Information BlackRock Master Small Cap Growth Portfolio

As of May 31, 2011
Percent of
Ten Largest Holdings	Long-Term Investments
Cubist Pharmaceuticals, Inc.	3%
TiVo, Inc.	2
ExlService Holdings, Inc.	2
Dollar Financial Corp.	2
Lincare Holdings, Inc.	2
SonoSite, Inc.	2
Energy XXI Bermuda Ltd.	2
BE Aerospace, Inc.	2
Jazz Pharmaceuticals, Inc.	2
Corporate Executive Board Co.	2

Percent of
Sector Allocation	Long-Term Investments
Information Technology	26%
Health Care	23
Consumer Discretionary	18
Industrials	16
Energy	7
Financials	4
Materials	3
Consumer Staples	2
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	17

Schedule of Investments May 31, 2011 BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 3.7%
BE Aerospace, Inc. (a)	219,200	$ 8,202,464
Hexcel Corp. (a)	171,900	3,553,173
Orbital Sciences Corp. (a)	366,042	6,885,250
		18,640,887
Airlines — 0.9%
Alaska Air Group, Inc. (a)	66,100	4,464,394
Auto Components — 2.4%
Cooper Tire & Rubber Co.	125,300	3,027,248
Dana Holding Corp. (a)	121,300	2,197,956
Tenneco, Inc. (a)	161,800	6,755,150
		11,980,354
Beverages — 1.3%
Heckmann Corp. (a)	1,098,768	6,592,608
Biotechnology — 7.3%
ADVENTRX Pharmaceuticals, Inc. (a)(b)	408,800	1,030,176
Affymax, Inc. (a)	435,300	3,081,924
Cubist Pharmaceuticals, Inc. (a)	349,700	13,473,941
Dendreon Corp. (a)	115,300	4,887,567
Dynavax Technologies Corp. (a)	1,253,300	3,459,108
Gentium SpA — ADR (a)	319,615	3,180,169
Sequenom, Inc. (a)	637,700	5,056,961
Targacept, Inc. (a)	123,640	2,781,900
		36,951,746
Chemicals — 3.4%
Ferro Corp. (a)	320,800	4,202,480
Georgia Gulf Corp. (a)	148,900	4,219,826
Koppers Holdings, Inc.	84,500	3,390,985
Solutia, Inc. (a)	206,600	5,158,802
		16,972,093
Commercial Banks — 0.8%
SVB Financial Group (a)	63,600	3,776,568
Commercial Services & Supplies — 2.2%
ACCO Brands Corp. (a)	498,002	4,133,417
Progressive Waste Solutions, Ltd.	284,000	7,136,920
		11,270,337
Communications Equipment — 4.1%
Acme Packet, Inc. (a)	21,000	1,589,490
Aruba Networks, Inc. (a)	160,900	4,572,778
Ciena Corp. (a)(b)	243,100	6,502,925
Finisar Corp. (a)	98,100	2,356,362
Polycom, Inc. (a)	48,100	2,761,421
Riverbed Technology, Inc. (a)	81,500	3,090,480
		20,873,456
Construction & Engineering — 1.2%
Chicago Bridge & Iron Co. NV	158,800	6,043,928
Consumer Finance — 2.1%
Dollar Financial Corp. (a)	460,454	10,456,910
Diversified Consumer Services — 0.3%
Stewart Enterprises, Inc., Class A	231,100	1,721,695

Common Stocks	Shares	Value
Diversified Financial Services — 1.1%
Portfolio Recovery Associates, Inc. (a)	65,900	$ 5,708,258
Diversified Telecommunication Services — 1.5%
Cbeyond Communications, Inc. (a)	513,700	7,376,732
Electronic Equipment, Instruments & Components — 0.4%
Fabrinet (a)	89,300	2,115,517
Energy Equipment & Services — 3.5%
Dril-Quip, Inc. (a)	53,900	3,998,302
Global Geophysical Services, Inc. (a)	156,700	2,717,178
Pioneer Drilling Co. (a)	429,600	6,289,344
Superior Energy Services, Inc. (a)	127,389	4,773,266
		17,778,090
Food Products — 0.6%
Sanderson Farms, Inc.	67,500	2,963,925
Health Care Equipment & Supplies — 5.9%
ArthroCare Corp. (a)	99,800	3,418,150
Conceptus, Inc. (a)	496,526	6,320,776
NxStage Medical, Inc. (a)	377,000	7,091,370
SonoSite, Inc. (a)	232,165	8,290,612
Wright Medical Group, Inc. (a)	285,900	4,445,745
		29,566,653
Health Care Providers & Services — 4.1%
Amedisys, Inc. (a)	115,500	3,615,150
HealthSouth Corp. (a)	72,000	2,021,040
HealthSpring, Inc. (a)	122,000	5,349,700
Lincare Holdings, Inc.	318,750	9,664,500
		20,650,390
Hotels, Restaurants & Leisure — 4.7%
Bravo Brio Restaurant Group, Inc. (a)	102,700	2,279,940
Caribou Coffee Co., Inc. (a)	248,000	2,636,240
Morgans Hotel Group Co. (a)	320,262	2,674,188
Pinnacle Entertainment, Inc. (a)	301,700	4,383,701
Scientific Games Corp., Class A (a)	640,105	6,311,435
Summit Hotel Properties, Inc.	470,300	5,295,578
		23,581,082
Household Durables — 0.7%
Ethan Allen Interiors, Inc.	43,600	1,014,572
SodaStream International Ltd. (a)	43,700	2,539,407
		3,553,979
IT Services — 4.6%
ExlService Holdings, Inc. (a)	455,665	10,699,014
Gartner, Inc. (a)	180,846	7,058,420
Global Cash Access, Inc. (a)	745,047	2,391,601
VeriFone Holdings, Inc. (a)	64,600	3,109,198
		23,258,233
Internet Software & Services — 3.9%
Constant Contact, Inc. (a)	216,465	5,205,983
NIC, Inc.	549,541	7,177,005
RightNow Technologies, Inc. (a)	223,326	7,392,091
		19,775,079
Leisure Equipment & Products — 1.0%
Jakks Pacific, Inc. (a)	249,800	4,953,534
Machinery — 3.6%
Altra Holdings, Inc. (a)	245,800	6,476,830
Titan International, Inc.	93,800	2,578,562
Valmont Industries, Inc.	51,900	5,201,418
Wabash National Corp. (a)	395,539	3,824,862
		18,081,672

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

18	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Schedule of Investments (continued) BlackRock Master Small Cap Growth Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Media — 1.4%
Function X, Inc.	780,000	$ 427,050
Live Nation Entertainment, Inc. (a)	528,181	6,089,927
National CineMedia, Inc.	41,100	731,991
		7,248,968
Oil, Gas & Consumable Fuels — 3.3%
Energy XXI Bermuda Ltd. (a)	239,700	8,224,107
James River Coal Co. (a)	143,800	3,152,096
McMoRan Exploration Co. (a)(b)	274,800	5,061,816
		16,438,019
Pharmaceuticals — 5.0%
Alexza Pharmaceuticals, Inc. (a)(b)	880,334	1,417,338
Biospecifics Technologies (a)	195,202	4,696,560
Elan Corp. Plc — ADR (a)	409,000	3,914,130
Endocyte, Inc. (a)	407,300	4,846,870
Jazz Pharmaceuticals, Inc. (a)	272,634	7,985,450
Obagi Medical Products, Inc. (a)	222,020	2,217,980
		25,078,328
Professional Services — 2.4%
Corporate Executive Board Co.	185,786	7,812,301
Korn/Ferry International (a)	189,900	4,056,264
		11,868,565
Real Estate Investment Trusts (REITs) — 0.4%
Hersha Hospitality Trust	363,900	2,190,678
Road & Rail — 0.7%
Con-way, Inc.	83,000	3,280,990
Semiconductors & Semiconductor Equipment — 5.3%
Entegris, Inc. (a)	252,413	2,317,151
JinkoSolar Holding Co., Ltd. - ADR (a)(b)	80,200	2,086,804
Lattice Semiconductor Corp. (a)	362,300	2,387,557
Microsemi Corp. (a)	249,300	5,497,065
Netlogic Microsystems, Inc. (a)	135,300	5,184,696
Semtech Corp. (a)	198,200	5,672,484
TriQuint Semiconductor, Inc. (a)	292,400	3,786,580
		26,932,337
Software — 7.2%
Ariba, Inc. (a)	120,100	4,028,154
Fortinet, Inc. (a)	61,200	2,967,588
Opnet Technologies, Inc.	61,747	2,418,630
RealPage, Inc. (a)	119,500	3,519,275
SuccessFactors, Inc. (a)	196,900	6,905,283
Taleo Corp., Class A (a)	154,200	5,756,286
TiVo, Inc. (a)	1,055,339	10,912,205
		36,507,421
Specialty Retail — 4.2%
The Children's Place Retail Stores, Inc. (a)	115,200	5,787,648
Express, Inc.	138,200	2,918,784
Rue21, Inc. (a)	128,635	4,353,009
Select Comfort Corp. (a)	226,500	3,701,010
Vitamin Shoppe, Inc. (a)	67,500	2,749,275
The Wet Seal, Inc., Class A (a)	384,100	1,651,630
		21,161,356
Textiles, Apparel & Luxury Goods — 2.8%
Carter's, Inc. (a)	38,700	1,226,790
Deckers Outdoor Corp. (a)	78,100	7,114,910
G-III Apparel Group, Ltd. (a)	138,400	5,940,128
		14,281,828

Common Stocks	Shares	Value
Trading Companies & Distributors — 0.8%
H&E Equipment Services, Inc. (a)	282,700	$ 4,101,977
Warrants (c)
Pharmaceuticals — 0.0%
Alexza Pharmaceuticals, Inc. (Expires 5/6/16)	287,011	—
Total Warrants — 0.0%		—
Total Long-Term Investments
(Cost – $404,663,189) — 98.8%		498,198,587
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (d)(e)	3,405,223	3,405,223
	Beneficial
	Interest
	(000)
BlackRock Liquidity Series,
LLC Money Market Series, 0.40% (d)(e)(f)	$ 13,206	13,206,099
Total Short-Term Securities
(Cost — $16,611,322) — 3.3%		16,611,322
Total Investments (Cost — $421,274,511*) — 102.1%		514,809,909
Liabilities in Excess of Other Assets — (2.1)%		(10,518,369)
Net Assets — 100.0%		$504,291,540

* The cost and unrealized appreciation (depreciation) of investments as of May 31,
2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$424,255,724
Gross unrealized appreciation	$102,818,802
Gross unrealized depreciation	(12,264,617)
Net unrealized appreciation	$ 90,554,185

(a) Non-income producing security.
(b) Security, or a portion of security, is on loan.
(c) Warrants entitle the Portfolio to purchase a predetermined number of shares of
Common Stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

See Notes to Financial Statements.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	19

Schedule of Investments (concluded) BlackRock Master Small Cap Growth Portfolio

(d) Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares/Beneficial	Shares/Beneficial
	Interest Held at	Net	Interest Held at
Affiliate	May 31, 2010	Activity	May 31, 2011	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional
Class	564,110	2,841,113	3,405,223	$ 7,745
BlackRock
Liquidity
Series, LLC
Money Market
Series	$33,911,450 $(20,705,351)		$13,206,099	$ 45,514

(e) Represents the current yield as of report date.
(f) Security was purchased with the cash collateral from loaned securities.

• For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by
Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Fair Value Measurements - Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabili-
ties (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio's own assumptions used in determining the fair value of invest-
ments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio's policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to
Financial Statements.

The following table summarizes the inputs used as of May 31, 2011 in determining the fair valuation of the Portfolio's investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term
Investments[1]	$497,771,537	$ 427,050	—	$498,198,587
Short-Term
Securities	3,405,223	13,206,099	—	16,611,322
Total	$501,176,760	$ 13,633,149	—	$514,809,909
[1] See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

20	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Statement of Assets and Liabilities	BlackRock Master Small Cap Growth Portfolio
May 31, 2011
Assets
Investments at value — unaffiliated (including securities loaned of $12,828,352) (cost — $404,663,189)	$ 498,198,587
Investments at value — affiliated (cost $16,611,322)	16,611,322
Investments sold receivable	10,574,397
Contributions receivable from investor	48,412
Dividends receivable	31,439
Securities lending income receivable — affiliated	13,319
Prepaid expenses	7,651
Other assets	219
Total assets	525,485,346
Liabilities
Collateral on securities loaned at value	13,206,099
Investments purchased payable	7,573,724
Investment advisory fees payable	296,272
Other affiliates payable	3,434
Directors’ fees payable	177
Other accrued expenses payable	114,100
Total liabilities	21,193,806
Net Assets	$ 504,291,540
Net Assets Consist of
Investors' capital	$ 410,756,142
Net unrealized appreciation/depreciation	93,535,398
Net Assets	$ 504,291,540

See Notes to Financial Statements.
BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	21

Statement of Operations	BlackRock Master Small Cap Growth Portfolio
Year Ended May 31, 2011
Investment Income
Dividends — unaffiliated	$ 1,058,358
Foreign taxes withheld	(13,990)
Securities lending — affiliated	45,514
Dividends — affiliated	7,745
Total income	1,097,627
Expenses
Investment advisory	3,136,065
Accounting services	97,595
Professional	64,564
Custodian	56,488
Directors	13,573
Printing	3,848
Miscellaneous	14,014
Total expenses	3,386,147
Less fees waived by advisor	(3,017)
Total expenses after fees waived	3,383,130
Net investment loss	(2,285,503)
Realized and Unrealized Gain
Net realized gain from:
Investments	71,381,771
Foreign currency transactions	451
71,382,222
Net change in unrealized appreciation/depreciation on investments	66,655,877
Total realized and unrealized gain	138,038,099
Net Increase in Net Assets Resulting from Operations	$ 135,752,596

See Notes to Financial Statements.
22	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Statements of Changes in Net Assets	BlackRock Master Small Cap Growth Portfolio
	Year Ended May 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment loss	$ (2,285,503)	$ (2,005,302)
Net realized gain	71,382,222	32,884,294
Net change in unrealized appreciation/depreciation	66,655,877	58,581,376
Net increase in net assets resulting from operations	135,752,596	89,460,368
Capital Transactions
Proceeds from contributions	116,591,779	102,562,384
Value of withdrawals	(164,139,682)	(132,550,187)
Net decrease in net assets derived from capital transactions	(47,547,903)	(29,987,803)
Net Assets
Total increase in net assets	88,204,693	59,472,565
Beginning of year	416,086,847	356,614,282
End of year	$ 504,291,540	$ 416,086,847

Financial Highlights		BlackRock Master Small Cap Growth Portfolio
			Year Ended May 31,
	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	35.13%	26.12%	(34.16)%	3.35%	13.00%
Ratios to Average Net Assets
Total expenses	0.76%	0.77%	0.78%	0.77%	0.78%
Total expenses after fees waived	0.76%	0.77%	0.78%	0.77%	0.78%
Net investment loss	(0.51)%	(0.50)%	(0.13)%	(0.10)%	(0.42)%
Supplemental Data
Net assets, end of year (000)	$ 504,292	$ 416,087	$ 356,614	$ 553,670	$ 539,092
Portfolio turnover	127%	114%	75%	70%	115%

See Notes to Financial Statements.
BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	23

Notes to Financial Statements BlackRock Master Small Cap Growth Portfolio

1. Organization and Significant Accounting Policies:

BlackRock Master Small Cap Growth Portfolio (the “Portfolio”), a series of BlackRock Master LLC (the “Master LLC”), is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability
Company Agreement permits the Board of Directors of the Master LLC
(the “Board”) to issue non-transferable interests in the Master LLC, sub-
ject to certain limitations. The Portfolio’s financial statements are pre-
pared in conformity with accounting principles generally accepted in the
United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Portfolio:

Valuation: US GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transac-
tion between market participants at the measurement date. The Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ
Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used.
Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Portfolio values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market
Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to
Rule 2a-7 under the 1940 Act. The Portfolio may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25%
on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflect-
ing fair value (“Fair Value Assets”). When determining the price for Fair
Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Foreign Currency Transactions: The Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the trans-
actions are entered into. Generally, when the US dollar rises in value against a foreign currency, the Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for fin-
ancial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are sub-
sequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securi-
ties, is recognized on the accrual basis.

Securities Lending: The Portfolio may lend securities to approved bor-
rowers, such as banks, brokers and other financial institutions. The bor-
rower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least
100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the

24	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Notes to Financial Statements (continued) BlackRock Master Small Cap Growth Portfolio

Portfolio on the next business day. Securities lending income, as dis-
closed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent.
During the term of the loan, the Portfolio earns dividend and interest income on the securities loaned but does not receive dividend or inter-
est income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period, the Portfolio accepted only cash collateral in connection with securities loaned.

Income Taxes: The Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Portfolio is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal tax provision is required. It is intended that the Portfolio's assets will be managed so the owner of the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measure-
ment to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and rea-
sons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolio’s financial statements and disclosures.

Other: Expenses directly related to the Portfolio are charged to the
Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Portfolio has an arrangement with the custo-
dian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions
with Affiliates:

As of May 31, 2011, The PNC Financial Services Group, Inc. ("PNC"),
Bank of America Corporation ("BAC") and Barclays Bank PLC
("Barclays") were the largest stockholders of BlackRock, Inc.
("BlackRock"). Due to the ownership structure, PNC is an affiliate of the Portfolio for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Portfolio, entered into an Investment
Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the
Portfolio's investment advisor, an indirect, wholly owned subsidiary of
BlackRock, to provide investment advisory and administration services.
The Manager is responsible for the management of the Portfolio's port-
folio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays the Manager a monthly fee at an annual rate of 0.70% of the Portfolio's average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the
Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Portfolio's investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Capital Management, Inc. (“BCM”), an affiliate of the Manager. The
Manager pays BCM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolio to the Manager.

For the year ended May 31, 2011, the Portfolio reimbursed the Manager
$8,132 for certain accounting services, which are included in account-
ing services in the Statement of Operations.

The Portfolio received an exemptive order from the Securities and
Exchange Commission (“SEC”) permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained
BlackRock Investment Management, LLC (“BIM”) as the securities lend-
ing agent. BIM may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable,

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	25

Notes to Financial Statements (concluded) BlackRock Master Small Cap Growth Portfolio are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively.
The cash collateral invested by BIM is disclosed in the Schedule of
Investments. The share of income earned by the Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended May 31, 2011, BIM received $16,810 in securities lending agent fees related to securities lending activity for the Portfolio.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2011, were $559,437,166 and
$609,920,234, respectively.

4. Borrowings:

The Portfolio, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Portfolio may borrow under the credit agreement to fund shareholder redemptions.
Effective November 2009, the credit agreement had the following terms:
0.02% upfront fee on the aggregate commitment amount which was allocated to the Portfolio based on its net assets as of October 31,
2009, a commitment fee of 0.10% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement and inter-
est at a rate equal to the higher of (a) the one-month LIBOR plus 1.25%
per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms:
a commitment fee of 0.08% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolio paid administration and arrangement fees which were allocated to the Portfolio based on its net assets as of October 31, 2010. The Portfolio did not borrow under the credit agreement during the year ended May 31, 2011.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the mar-
ket (market risk) or failure of the issuer of a security to meet all its obli-
gations (issuer credit risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involv-
ing the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolio manages counter-
party credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio's Statement of Assets and Liabilities, less any collateral held by the Portfolio.

As of May 31, 2011, the Portfolio invested a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the
Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Report of Independent Registered Public Accounting Firm BlackRock Master Small Cap Growth Portfolio

To the Investor of BlackRock Master Small Cap Growth
Portfolio and Board of Directors of BlackRock Master LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Master Small Cap
Growth Portfolio (the “Portfolio”), a series of BlackRock Master LLC, as of
May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assur-
ance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of express-
ing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by manage-
ment, as well as evaluating the overall financial statement presentation.
Our procedures included confirmation of securities owned as of May 31,
2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Master Small Cap Growth Portfolio of BlackRock Master
LLC as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
July 27, 2011

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of BlackRock Master LLC (the “Master LLC”) met
on April 5, 2011 and May 17—18, 2011 to consider the approval of the
Master LLC’s investment advisory agreement (the “Advisory Agreement”)
with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s invest-
ment advisor, on behalf of BlackRock Master Small Cap Growth Portfolio
(the “Master Portfolio”), a series of the Master LLC. The Board of
Directors of the Master LLC also considered the approval of the sub-
advisory agreement (the “Sub-Advisory Agreement”) between the
Manager and BlackRock Capital Management, Inc. (the “Sub-Advisor”),
with respect to the Master Portfolio. BlackRock Small Cap Growth Fund II
(the “Fund”), a series of BlackRock Series, Inc. (the “Corporation”), is a “feeder” fund that invests all of its investable assets in the Master
Portfolio. Accordingly, the Board of Directors of the Corporation also considered the approval of the Advisory Agreement and the Sub-Advisory
Agreement with respect to the Master Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory
Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master
LLC and the Board of Directors of the Corporation are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not
“interested persons” of the Master LLC or the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)
(the “Independent Board Members”). The Board Members are respon-
sible for the oversight of the operations of the Master LLC or the
Corporation, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent
Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each
Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating
Committee, a Compliance Committee, a Performance Oversight and
Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive
Committee, which also has one interested Board Member) and is chaired by Independent Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Portfolio and the Fund by

BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master
Portfolio, the Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-
year periods, as applicable, against peer funds, and applicable bench-
marks, if any, as well as senior management’s and portfolio managers’
analysis of the reasons for any overperformance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to
BlackRock and its affiliates by the Master Portfolio and/or the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master Portfolio’s and/or the
Fund’s operating expenses and how BlackRock allocates expenses to the Master Portfolio and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the
Master Portfolio’s and the Fund’s investment objective, policies and restrictions; (e) the Master LLC’s and the Corporation’s compliance with its respective Code of Ethics and other compliance policies and proce-
dures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance over-
sight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s imple-
mentation of the Master LLC’s and/or the Corporation’s valuation and liquidity procedures; (k) an analysis of contractual and actual manage-
ment fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on fees and expenses of the Master Portfolio and the Fund, as applicable, and the investment performance of the Fund as

28	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

compared with a peer group of funds as determined by Lipper (collec-
tively, “Peers”); (b) information on the profitability of the Agreements to
BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by
BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master Portfolio and/or the Fund to BlackRock; (f) sales and redemption data regarding the
Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional informa-
tion. BlackRock responded to these requests with additional written information in advance of the May 17—18, 2011 Board meeting.

At an in-person meeting held on May 17—18, 2011, the Board of the
Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Master LLC with respect to the Master Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Portfolio, each for a one-year term ending
June 30, 2012. The Board of the Corporation, including the Independent
Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the contin-
uation of the Agreements, the Board of the Master LLC considered:
(a) the nature, extent and quality of the services provided by BlackRock;
(b) the investment performance of the Master Portfolio, the Fund and
BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Portfolio and the Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master
Portfolio and the Fund; and (f) other factors deemed relevant by the
Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of portfolio holdings of the Master Portfolio, direct and indirect benefits to BlackRock and its affiliates and significant share-
holders from their relationship with the Master Portfolio and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted
the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing Master Portfolio performance and the Master Portfolio’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the
Master Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management per-
sonnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the
Master Portfolio and the Fund. BlackRock and its affiliates and signifi-
cant shareholders provide the Master Portfolio and the Fund with certain administrative, transfer agency, shareholder and other services (in addi-
tion to any such services provided to the Master Portfolio and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master Portfolio and the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the
Master Portfolio and the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of addi-
tional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Portfolio and the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Portfolio, the Fund and
BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Portfolio and the Fund, as applicable. The Board noted that the Master Portfolio’s investment results correspond directly to the investment results of the
Fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a com-
prehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rank-
ings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as com-
pared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and
Contract Committee regularly review and meet with Master Portfolio management to discuss the performance of the Master Portfolio and the Fund, as applicable, throughout the year.

The Board noted that the Fund performed below the median of its Lipper
Performance Universe in each of the one-, three-, and five-year periods reported. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods compared with its
Peers. The Board was informed that, among other things, the six-month period in the middle of 2010 detracted from performance. During 2010 a number of individual events in the second quarter affecting Master
Portfolio holdings, combined with the fact that some high conviction names held by the Master Portfolio did not participate in the third quarter market rally, hindered performance.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master Portfolio’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Portfolio and the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contrac-
tual management fee ratio compared with the other funds in the Fund’s
Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper cat-
egory. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it pro-
vided the Master Portfolio and the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master
Portfolio and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master Portfolio and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31,
2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. The Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data com-
paring BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master Portfolio and the Fund by BlackRock, and BlackRock’s and
its affiliates’ profits relating to the management and distribution of the
Master Portfolio and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master
Portfolio and the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

30	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s
Peers, in each case before taking into account any expense reimburse-
ments or fee waivers. The Board also noted that effective June 1, 2011, the Fund will have an advisory fee arrangement that includes break-
points that adjust the fee ratio downward as the size of the Master
Portfolio increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Master Portfolio and the Fund increase.
The Board also considered the extent to which the Master Portfolio and the Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the
Master Portfolio and the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Master Portfolio.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the Master Portfolio and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who man-
age other portfolios and risk management personnel, an increase in
BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master Portfolio and the Fund, including for administrative, transfer agency, distribution and securities lending serv-
ices. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.
The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s and/or the Master Portfolio’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board
Members, unanimously approved the continuation of the Advisory
Agreement between the Manager and the Master LLC, with respect to the Master Portfolio, for a one-year term ending June 30, 2012 and the
Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Portfolio, for a one-year term ending June 30,
2012. As part of its approval, the Board of the Master LLC considered the detailed review of BlackRock’s fee structure, as it applies to the
Master LLC, conducted by the ad hoc Joint Product Pricing Committee.
Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board
Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Portfolio and its share-
holders. The Board of the Corporation, including the Independent Board
Members, also considered the continuation of the Agreements with respect to the Master Portfolio and found the Agreements to be satis-
factory. In arriving at its decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board
Members (and predecessor Board Members) and BlackRock. As a
result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	31

Officers and Directors
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Corporation/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1]
Ronald W. Forbes	Co-Chair of	Since	Professor Emeritus of Finance, School of Business, State University	36 RICs consisting of	None
55 East 52nd Street	the Board	2007	of New York at Albany since 2000.	99 Portfolios
New York, NY 10055	and Director
1940
Rodney D. Johnson	Co-Chair of	Since	President, Fairmount Capital Advisors, Inc. since 1987; Member	36 RICs consisting of	None
55 East 52nd Street	the Board	2007	of the Archdiocesan Investment Committee of the Archdiocese	99 Portfolios
New York, NY 10055	and Director		of Philadelphia since 2004; Director, The Committee of Seventy
1941			(civic) since 2006; Director, Fox Chase Cancer Center from
2004 to 2010.
David O. Beim	Director	Since	Professor of Professional Practice at the Columbia University	36 RICs consisting of	None
55 East 52nd Street		1999	Graduate School of Business since 1991; Trustee, Phillips Exeter	99 Portfolios
New York, NY 10055			Academy since 2002; Chairman, Wave Hill, Inc. (public garden and
1940			cultural center) from 1990 to 2006.
Dr. Matina S. Horner	Director	Since	Executive Vice President of Teachers Insurance and Annuity Associa-	36 RICs consisting of	NSTAR (electric
55 East 52nd Street		2007	tion and College Retirement Equities Fund from 1989 to 2003.	99 Portfolios	and gas utility)
New York, NY 10055
1939
Herbert I. London	Director	Since	Professor Emeritus, New York University since 2005; John M. Olin	36 RICs consisting of	AIMS Worldwide,
55 East 52nd Street		2007	Professor of Humanities, New York University from 1993 to 2005	99 Portfolios	Inc. (marketing)
New York, NY 10055			and Professor thereof from 1980 to 2005; President, Hudson
1939			Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham
University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.
Cynthia A. Montgomery	Director	Since	Professor, Harvard Business School since 1989; Director, McLean	36 RICs consisting of	Newell Rubbermaid,
55 East 52nd Street		2007	Hospital since 2005; Director, Harvard Business School	99 Portfolios	Inc. (manufacturing)
New York, NY 10055			Publishing from 2005 to 2010.
1952
Joseph P. Platt	Director	Since	Director, The West Penn Allegheny Health System (a not-for-profit	36 RICs consisting of	Greenlight Capital
55 East 52nd Street		2007	health system) since 2008; Director, Jones and Brown (Canadian	99 Portfolios	Re, Ltd (reinsurance
New York, NY 10055			insurance broker) since 1998; General Partner, Thorn Partners, LP		company)
1947			(private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation,
LLC (private investment company) from 2002 to 2008.
Robert C. Robb, Jr.	Director	Since	Partner, Lewis, Eckert, Robb and Company (management and	36 RICs consisting of	None
55 East 52nd Street		2007	financial consulting firm) since 1981.	99 Portfolios
New York, NY 10055
1945
Toby Rosenblatt	Director	Since	President, Founders Investments Ltd. (private investments)	36 RICs consisting of	None
55 East 52nd Street		2007	since 1999; Director, College Access Foundation of California	99 Portfolios
New York, NY 10055			(philanthropic foundation) since 2009; Director, Forward
1938			Management, LLC since 2007; Director, A.P. Pharma, Inc.
(pharmaceuticals) from 1983 to 2011; Director, The James Irvine
Foundation (philanthropic foundation) from 1998 to 2008.

32	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Officers and Directors (continued)
Number of BlackRock-
Advised Registered
	Position(s)	Length		Investment Companies
	Held with	of Time		(“RICs”) Consisting of
Name, Address	Corporation/	Served as		Investment Portfolios	Public
and Year of Birth	Master LLC	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish	Director	Since	Managing Partner, Urish Popeck & Co., LLC (certified public	36 RICs consisting of	None
55 East 52nd Street		2007	accountants and consultants) since 1976; Chairman Elect of	99 Portfolios
New York, NY 10055			the Professional Ethics Committee of the Pennsylvania Institute
1951			of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania
State University Accounting Department since 2001; Trustee, The
Holy Family Foundation from 2001 to 2010; President and Trustee,
Pittsburgh Catholic Publishing Associates from 2003 to 2008;
Director, Inter-Tel from 2006 to 2007.
Frederick W. Winter	Director	Since	Professor and Dean Emeritus of the Joseph M. Katz School of	36 RICs consisting of	None
55 East 52nd Street		2007	Business, University of Pittsburgh since 2005 and Dean thereof	99 Portfolios
New York, NY 10055			from 1997 to 2005; Director, Alkon Corporation (pneumatics)
1945			since 1992; Director, Tippman Sports (recreation) since 2005;
Director, Indotronix International (IT services) from 2004 to 2008.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.
[2] Date shown is the earliest date a person has served as a Director for the Corporation/Master LLC covered by this annual report. Following the combi-
nation of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the
Corporation/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A.
Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	165 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from 2000	291 Portfolios
New York, NY 10055			to 2005; Chairman of the Board of Trustees, State Street Research
1945			Mutual Funds from 2000 to 2005.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director,	165 RICs consisting of	None
55 East 52nd Street		2007	BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer,	291 Portfolios
New York, NY 10055			BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock
1947			Funds and BlackRock Bond Allocation Target Shares from 2005 to
2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
3 Mr. Davis is an “interested person” as defined in the 1940 Act, of the Corporation/Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Corporation/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to
December 31, 2013.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	33

Officers and Directors (concluded)
Position(s)
Held with
Name, Address	Corporation/	Length of
and Year of Birth	Master LLC	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family
Resource Network (charitable foundation) since 2009.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and Fund
55 East 52nd Street		2007	Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001
New York, NY 10055			to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Corporation/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Distributor	Address of the Fund
BlackRock Advisors, LLC	Brown Brothers	State Street Bank	BlackRock Investments, LLC	100 Bellevue Parkway
Wilmington, DE 19809	Harriman & Co.	and Trust Company	New York, NY 10022	Wilmington, DE 19809
	Boston, MA 02109	Boston, MA 02116
Sub-Advisor			Legal Counsel
BlackRock Capital	Transfer Agent	Independent Registered	Sidley Austin LLP
Management, Inc.	BNY Mellon Investment	Public Accounting Firm	New York, NY 10019
Wilmington, DE 19809	Servicing (US) Inc.	Deloitte & Touche LLP
	Wilmington, DE 19809	Princeton, NJ 08540

34	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or
Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. The Fund’s/Portfolio’s Forms N-Q are available on the SEC’s web-
site at http://www.sec.gov and may also be reviewed and copied at the
SEC’s Public Reference Room in Washington, D.C. Information on how
to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling
(800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Corporation/
Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling
(800) 441-7762; (2) at http://www.blackrock.com; and (3) on the
SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Corporation/Master LLC voted proxies relating to securities held in the Fund’s/Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	35

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at
http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional,
Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

36	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regula-
tions require BlackRock to provide you with additional or different privacy-
related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on appli-
cations, forms or other documents; (ii) information about your trans-
actions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those
BlackRock employees with a legitimate business need for the information.
BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its
Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011	37

A World-Class Mutual Fund Family
BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.
Equity Funds
BlackRock ACWI ex-US Index Fund		BlackRock Global Opportunities Portfolio		BlackRock Mid Cap Value Opportunities Fund
BlackRock All-Cap Energy & Resources Portfolio		BlackRock Global SmallCap Fund		BlackRock Natural Resources Trust
BlackRock Asset Allocation Portfolio†		BlackRock Health Sciences Opportunities Portfolio		BlackRock Pacific Fund
BlackRock Balanced Capital Fund†		BlackRock Healthcare Fund		BlackRock Russell 1000 Index Fund
BlackRock Basic Value Fund		BlackRock Index Equity Portfolio		BlackRock Science & Technology
BlackRock Capital Appreciation Fund		BlackRock India Fund		Opportunities Portfolio
BlackRock China Fund		BlackRock International Fund		BlackRock Small Cap Growth Equity Portfolio
BlackRock Energy & Resources Portfolio		BlackRock International Index Fund		BlackRock Small Cap Growth Fund II
BlackRock Equity Dividend Fund		BlackRock International Opportunities Portfolio		BlackRock Small Cap Index Fund
BlackRock EuroFund		BlackRock International Value Fund		BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Growth Fund		BlackRock Large Cap Core Fund		BlackRock S&P 500 Index Fund
BlackRock Focus Value Fund		BlackRock Large Cap Core Plus Fund		BlackRock S&P 500 Stock Fund
BlackRock Global Allocation Fund†		BlackRock Large Cap Growth Fund		BlackRock U.S. Opportunities Portfolio
BlackRock Global Dividend Income Portfolio		BlackRock Large Cap Value Fund		BlackRock Utilities and Telecommunications Fund
BlackRock Global Dynamic Equity Fund		BlackRock Latin America Fund		BlackRock Value Opportunities Fund
BlackRock Global Emerging Markets Fund		BlackRock Mid-Cap Growth Equity Portfolio		BlackRock World Gold Fund
BlackRock Global Growth Fund		BlackRock Mid-Cap Value Equity Portfolio
Fixed Income Funds
BlackRock Bond Index Fund		BlackRock High Yield Bond Portfolio		BlackRock Multi-Sector Bond Portfolio
BlackRock Core Bond Fund		BlackRock Income Portfolio†		BlackRock Strategic Income
BlackRock Emerging Market Debt Portfolio		BlackRock Inflation Protected Bond Portfolio		Opportunities Portfolio
BlackRock Floating Rate Income Portfolio		BlackRock International Bond Portfolio		BlackRock Total Return Fund
BlackRock GNMA Portfolio		BlackRock Long Duration Bond Portfolio		BlackRock US Government Bond Fund
BlackRock High Income Fund		BlackRock Low Duration Bond Portfolio		BlackRock World Income Fund
Municipal Bond Funds
BlackRock California Municipal Bond Fund		BlackRock National Municipal Fund		BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund		BlackRock New Jersey Municipal Bond Fund		BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund		BlackRock New York Municipal Bond Fund
Target Risk & Target Date Funds†
BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at
www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

38	BLACKROCK SMALL CAP GROWTH FUND II	MAY 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless

accompanied or preceded by the Fund’s current prospec-

tus. Past performance results shown in this report should

not be considered a representation of future performance.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change.

Item 2 – Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Small
Cap Growth Fund II
of BlackRock Series,	$7,000	$6,800	$0	$0	$12,350	$6,100	$0	$83
Inc.
BlackRock Master
Small Cap Growth
Portfolio of	$31,500	$30,500	$0	$0	$0	$6,100	$0	$0
BlackRock Master
LLC

The following table presents fees billed by D&T that were required to be approved by the registrants’ audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000
1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services includes tax compliance, tax advice and tax planning.
3 The nature of the services includes a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Small Cap Growth
Fund II of BlackRock Series,	$12,350	$16,960
Inc.
BlackRock Master Small Cap
Growth Portfolio of BlackRock	$0	$16,877
Master LLC

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrants’ Schedule of Investments is included as part of the Reports to
Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock Master
Small Cap Growth Portfolio of BlackRock Master LLC

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrants and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 3, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Small Cap Growth Fund II of BlackRock Series, Inc. and BlackRock
Master Small Cap Growth Portfolio of BlackRock Master LLC

Date: August 3, 2011